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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                     November 16, 2000 (November 15, 2000)



                         FOX ENTERTAINMENT GROUP, INC.
   ------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

    Delaware                   1-14595               95-4066193
------------------      --------------------     --------------------------
(State or Other           (Commission File         (IRS Employer
 Jurisdiction of           Number)                 Identification No.)
 Incorporation)

                          1211 Avenue of the Americas
                           New York, New York 10036
                  -------------------------------------------
                   (Address of Principal Executive Offices)

                   Registrant's Telephone Number, including
                        area code:  (212) 852-7111
                                   -------------------



                ----------------------------------------------
                (Former Address, if changed since last report)


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Item 5:   Other Events
          ------------

     Annexed hereto is a copy of a press release issued by The News Corporation Limited on November 15, 2000.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 16, 2000

                              FOX ENTERTAINMENT GROUP, INC.



                              By: /s/ Lawrence A. Jacobs
                                 ---------------------------------
                                 Lawrence A. Jacobs
                                 Secretary


                                      -3-
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                               INDEX TO EXHIBITS


99 Text of press release issued by The News Corporation Limited, dated November 15, 2000.

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